                                 TRUST AGREEMENT FOR
                             McWHORTER TECHNOLOGIES, INC.
                             EMPLOYEE 401(k) SAVINGS PLAN

                                  TABLE OF CONTENTS


                                                                        PAGE

ARTICLE I 1
     Introduction                                                         1
          Name                                                            1
          Purpose                                                         1
          Use of Terms                                                    1

ARTICLE II                                                                2
     Fiduciary Responsibility                                             2

ARTICLE III                                                               2
     The Trust Fund and Its Administration                                2
          The Trust Fund                                                  2
          Plan Administrator                                              2
          General Powers                                                  2
          Investment Managers                                             8
          Compensation and Expenses                                       8
          Limit of Trustee"s Responsibility                               9
          Common Fund                                                     9
          Loans                                                           9

ARTICLE IV                                                               10
     Trust Investments                                                   10
          Investment by Trustee                                          10
          Investment Manager-Directed Investment                         10
          Investment Funds                                               10
          Employer Securities                                            11
          Trustee"s Investment of Amounts Subject to Participant
            Investment Direction                                         13

ARTICLE V                                                                15
     General Provisions                                                  15
          Action by Employers                                            15
          Warranty                                                       15
          Disagreement as to Acts                                        15
          Courts                                                         15
          Evidence                                                       15
          Third Parties                                                  15
          No Reversion in Employer                                       16
          Interests Not Transferable                                     16
          Indemnification                                                17
          Litigation by Participants                                     17
          Liabilities Mutually Exclusive                                 18

          Waiver of Notice                                               18
          Controlling Law                                                18
          Gender and Number                                              18
          Successors                                                     18
          Severability                                                   18
          Statutory References                                           18

ARTICLE VI                                                               19
     Changes in Trustee                                                  19
          Resignation or Removal of Trustee                              19
          Appointment of Successor Trustee                               19
          Duties of Resigning or Removed Trustee and of                  19

ARTICLE VII                                                              19
     Amendment and Termination                                           19
          Amendment By Company                                           19
          Termination                                                    20

ARTICLE VIII                                                             20
     Incorporation of Collective Investment Trusts                       20





                                     -ii-
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                                 TRUST AGREEMENT FOR
                             McWHORTER TECHNOLOGIES, INC.
                             EMPLOYEE 401(k) SAVINGS PLAN


                                      ARTICLE I

                                     INTRODUCTION


          I-1. NAME. The trust agreement set forth below may be referred to as TRUST AGREEMENT FOR McWHORTER TECHNOLOGIES, INC. EMPLOYEE 401(k) SAVINGS PLAN (the "trust").


          I-2. PURPOSE. This trust agreement forms a part of McWhorter Technologies, Inc. Employee 401(k) Savings Plan (the "plan"). As part of the plan, McWhorter Technologies, Inc. ("company") has designated Bank of America National Trust & Savings Association to serve as "trustee" pursuant to this trust agreement. The company and each other entity that has adopted the plan shall be referred to collectively as the "employers" and individually as an "employer." The trust is established, operated and maintained in the United States of America exclusively for the investment and reinvestment of funds contributed under the plan.


          I-3. USE OF TERMS. Words and phrases used and defined for purposes of the plan, which may be capitalized in the plan to indicate that they are defined in the plan, but are not capitalized herein, are similarly used and defined for purposes of this trust. The terms "trust," "agreement," "herein," "hereunder," and similar terms mean this agreement and do not include the plan; but, unless qualified by the context or otherwise defined in this agreement, a word, term or phrase defined in this agreement is similarly defined for purposes of the plan.

                                      ARTICLE II

                               FIDUCIARY RESPONSIBILITY


          The plan administrator, the trustee, any investment manager appointed pursuant to paragraph III-4, and any other fiduciaries with respect to the plan or trust shall discharge their duties thereunder solely in the interest of participants and beneficiaries, for the exclusive purpose of providing their benefits and defraying reasonable expenses of plan and trust administration, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.


                                     ARTICLE III

                        THE TRUST FUND AND ITS ADMINISTRATION


          III-1. THE TRUST FUND. The "trust fund" as at any date means all property then held by the trustee under this agreement.


          III-2. PLAN ADMINISTRATOR. The plan is administered by an Administrative Committee (the "plan administrator"), appointed by the company pursuant to the plan. Benefits payable under the plan are distributed by the trustee as directed by the plan administrator. The company will certify to the trustee from time to time the person or persons appointed as members of the plan administrator. The trustee may rely on the latest certificate received without further inquiry or verification.


          III-3. GENERAL POWERS. The trustee shall have exclusive authority and discretion to manage and control the trust fund except to the extent that authority to manage investments has been allocated to one or more investment managers pursuant to paragraph III-4, to the administrator pursuant to paragraph III-3(r), paragraph III-3(s), paragraph III-3(t) or paragraph IV-4, or to participants pursuant to paragraph IV-5. The trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this agreement, the plan or by law:

          (a) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term (although commencing in the future or extending beyond the term of this trust) and otherwise deal with all property, real or personal, in such way, for such considerations, and on such terms and conditions as the trustee decides.

          (b) To retain in cash such amounts as the trustee considers advisable and as are permitted by applicable law; and to invest and reinvest part or all of the balance of the trust fund in stocks, bonds, notes, mortgages, mutual fund shares or other property of any kind, real or personal, and to diversify such investments so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

          (c) To deposit cash in any depositary (including the banking department of the bank acting as trustee or any affiliate of the bank acting as trustee) without liability for interest and, without limiting the generality of the foregoing, to invest cash in savings accounts or time certificates of deposits bearing a reasonable rate of interest in the banking department of the bank acting as trustee or any affiliate of the bank acting as trustee.

          (d) To make any payment or distribution from the trust fund as directed by the plan administrator without inquiring as to whether a payee or distributee is entitled thereto or as to whether it is proper, and the trustee shall not be liable for a payment or distribution made as directed by the plan administrator without notice or knowledge that the payment or distribution is not proper under the terms of the plan or this agreement; and to notify the plan administrator if a payment or distribution is returned to the trustee, and the trustee shall have no obligation to search for or ascertain the whereabouts of a payee or distributee.

          (e) To the extent permitted by law, to borrow from anyone, with the company"s approval, such sum or sums from time to time as the trustee considers desirable to carry out this trust, and to mortgage or pledge all or part of the trust fund as security, provided that the trustee shall not borrow to acquire employer securities as described in paragraph

               IV-4, or pledge employer securities held under the trust as security for any loan.

          (f) To retain any funds or property subject to any dispute without liability for interest and to decline to make payment or delivery thereof until final adjudication by a court of competent jurisdiction or until an appropriate release is obtained.

          (g) To begin, maintain or defend any litigation necessary in connection with the administration of the plan or this trust, except that, unless otherwise required by law, the trustee shall not be obliged or required to do so unless indemnified to the trustee"s satisfaction.

          (h) With the consent of the company or the plan administrator, to compromise, contest, arbitrate or abandon claims or demands.

          (i) Except as provided in paragraph IV-4 with respect to employer securities, to give proxies to vote stocks and other voting securities, to join in or oppose (alone or jointly with others) voting trusts, mergers, consolidations, foreclosures, reorganizations, liquidations, or other changes in the financial structure of any corporation, and to exercise or sell stock subscription or conversion rights.

          (j) To hold securities or other property in the name of a nominee, in a depositary, or in any other way, with or without disclosing the trust relationship; provided, however, that except as authorized by regulations issued by the Secretary of Labor, the indicia of ownership of the assets of the trust fund shall not be maintained outside the jurisdiction of the district courts of the United States.

          (k) Except as provided in paragraph IV-4 with respect to certain employer securities, to report to the employers and the plan administrator on each accounting date under the plan, or as soon thereafter as practicable, or at such other times as the employer may request, the then net worth of the trust fund (that is, the fair market value of the trust fund, less liabilities, if any, other than liabilities to persons entitled to benefits under the plan) determined on the basis of such evidence, data or information as the trustee considers pertinent and reliable.

          (l) To furnish to the employers and the administrator an annual account, or an account for such other period as the plan administrator may specify or as may be required under this agreement or the plan, on an accrual basis showing all investments, receipts, disbursements, and other transactions involving the trust during the account period, and also showing the assets of the trust fund held at the end of the period. Upon the expiration of ninety (90) days from the date of filing such account, the trustee shall be forever released and discharged from all liability and accountability to the plan administrator with respect to the accuracy of such accounting and the propriety of all acts and failures to act of the trustee reflected in such account for which it shall be responsible hereunder, except with respect to any such acts or transactions as to which the plan administrator shall within such 90 day period file with the trustee specific written objections.

          (m) To pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit payable under the plan out of such benefit after giving the employers and the plan administrator notice as far in advance as practicable (except that mandatory federal or state withholding of income tax may be made without such notice); to defer making payment of any such tax, charge or assessment if it is indemnified to its satisfaction in the premises; and to require before making any payment such release or other document from any lawful taxing authority and such indemnity from the intended payee as the trustee considers necessary for its protection.

          (n) To maintain records and accounts reflecting all receipts and disbursements under this agreement and such other records and accounts as the plan administrator may specify, all of which shall be open to the inspection of the employers or the plan administrator at all reasonable times, and may be audited from time to time by anyone named by the employer or plan administrator.

          (o) To employ agents, attorneys, accountants or other persons (who also may be employed by the employer) and to delegate to them such powers as the trustee considers desirable (except that the trustee may not delegate its responsibilities as to the management or control of the assets of the trust fund), provided that such delegation, and the acceptance thereof, by such agents, attorneys, accountants or other persons, shall be in writing; and, to the extent permitted by law, the trustee shall be protected in acting or refraining from acting on the advice of persons so employed without court action.

          (p) To appoint a bank, trust company, or broker or dealer registered under the Securities Exchange Act of 1934 to act as custodian with respect to any portion of the trust fund; and a custodian so appointed shall have custody of such assets as are deposited with it and as custodian such rights, powers and duties with respect thereto as shall be agreed upon from time to time by the trustee and such custodian.

          (q) When directed by the plan administrator, to make loans to participants under the plan from the trust fund in an amount or amounts specified by the plan administrator without inquiring as to whether a participant is entitled to such a loan or as to whether the loan is proper under the terms of the plan or under any applicable state or federal law.

          (r) When directed by the plan administrator or an investment manager, to apply for and invest all or any part of the assets of the trust fund in one or more guaranteed investment contracts issued by one or more legal reserve life insurance companies legally authorized to issue such contracts in the state of Illinois, which contracts shall provide for a guarantee as to principal and interest. The plan administrator or an investment manager may direct the trustee to accept and retain any insurance contracts transferred to the trust from any insurance company or other contract holders. The trustee may be designated as the contract holder under any such insurance contracts, but any action required or permitted to be taken by the trustee as contract holder shall be taken only in accordance with the directions of the plan administrator or the investment manager. The trustee may delegate to the plan administrator or the investment manager any or all of its duties as contract holder under any contract. The trustee shall have no duty to question the propriety of any direction of the plan administrator or any investment manager, and shall incur no liability for any action taken pursuant to such direction or for any failure to act in the absence of such direction, nor shall the trustee be obligated to inquire into the terms and conditions of any insurance contract purchased or accepted and retained pursuant to such direction.

          (s) When directed by the plan administrator or an investment manager, to invest all or any portion of the assets of an investment fund in one or more mutual funds selected by the plan administrator or an investment manager, or to purchase individual securities selected by the plan administrator or an investment manager.

          (t) When directed by the plan administrator or an investment manager, to purchase one or more group annuity, deposit administration or separate account contracts for the payment of benefits to participants or their beneficiaries from one or more legal reserve life insurance companies legally authorized to issue such contracts in the state of Illinois.

          (u) To furnish the plan administrator with such information in the trustee"s possession as the plan administrator may need for tax or other purposes.

          (v) At the direction of the plan administrator to receive, hold and invest any funds or other property transferred to the trustee from any other trust forming a part of a plan intended to meet the requirements of Section 401(a) of the Internal Revenue Code; and to allocate, credit and distribute any such funds and other property so transferred as directed by the plan administrator in accordance with the terms of the plan.

          (w) To transfer all or any portion of the trust fund to another trust or trusts forming a part of a plan or plans that are intended to meet the requirements of Section 401(a) of the Internal Revenue Code, as directed by the plan administrator.

          (x) To perform any and all other acts which in the trustee"s judgment are appropriate for the proper management, investment and distribution of the trust fund.

          (y)  To transfer an eligible rollover distribution described in
               Section 402(c)(4) of the Internal Revenue Code directly to an eligible retirement plan described in Section
               402(c)(8)(B) of the Internal Revenue Code, as directed by the plan administrator.


          III-4. INVESTMENT MANAGERS. The plan administrator may appoint one or more investment managers for the purpose of directing the investment of part or all of the assets of the trust fund. Except as otherwise provided by law, the trustee shall have no obligation for investment of any assets of the trust fund that are subject to management by an investment manager. Appointment of an investment manager shall be made by written notice to the investment manager and the trustee, which notice shall specify those powers, rights and duties of the trustee under this agreement that are allocated to the investment manager and that portion of the assets of the trust fund subject to investment management. An investment manager so appointed pursuant to this paragraph shall be either a registered investment adviser under the Investment Advisers Act of 1940, a bank, as defined in said Act, or an insurance company qualified to manage, acquire and dispose of the assets of the plan under the laws of more than one state of the United States. Any such investment manager shall acknowledge to the plan administrator in writing that it accepts such appointment and that it is a fiduciary with respect to the plan and trust. An investment manager may resign at any time upon written notice to the trustee and the employer. The plan administrator may remove an investment manager at any time by written notice to the investment manager and the trustee.


          III-5. COMPENSATION AND EXPENSES. Except as otherwise provided below in this agreement, all reasonable costs, charges and expenses incurred in the administration of this trust and the plan, including compensation to the trustee (as agreed upon between the employer and the trustee), compensation to an investment manager
(as agreed upon between the employer and the investment manager), and any compensation to agents, attorneys, accountants and other persons employed by the trustee or the plan administrator, will be paid from the trust fund to the extent such costs and expenses are not paid by the employers in such proportions as the company directs. Expenses incurred in connection with the sale, investment and reinvestment of the trust fund (such as brokerage, postage, express and insurance charges and transfer taxes) shall be paid from the trust fund.

          III-6. LIMIT OF TRUSTEE"S RESPONSIBILITY. No power, duty or responsibility is imposed upon the trustee under the plan, except as set forth in this agreement or the plan. Until they determine or are advised to the contrary, the trustee and any investment manager (appointed as provided in paragraph III-5) may assume that this trust is qualified under Section 401(a), and is entitled to tax exemption under Section 501(a), of the Internal Revenue Code of 1986.


          III-7. COMMON FUND. If more than one employer has adopted the plan, the trustee shall not be required to make any separate investment of the trust fund for the account of the plan as applied to the several employers and may administer and invest all contributions made under the plan as one trust fund. If, for any purpose, it becomes necessary to determine as of any date the portion of the trust fund allocable to all or any group of participants employed by any one of the employers, such portion shall be determined by the plan administrator, taking into consideration the relative aggregate employer contributions to the trust fund with respect to such participants, the relative aggregate benefits paid and payable from the trust fund to or on behalf of such participants, and such other factors as the plan administrator deems appropriate. Any such determination by the plan administrator shall be binding upon all of the employers, participants and all other persons. The trustee will have no duty or responsibility to question any determination or direction by the plan administrator under this paragraph III-7.


          III-8. LOANS. The plan administrator shall be the named fiduciary exclusively responsible for the administration of the participant loan program pursuant to the terms of the plan, including responsibility for issuing and maintaining custody of promissory notes and other documentation pertaining to such loans, and for all related loan disclosure and recordkeeping matters. Loan payments shall be collected by the plan administrator and remitted to the trustee, who shall invest such repayments among the investment funds in the proportions directed by the plan administrator. Promissory notes held by the plan administrator shall not be included as assets of the trust fund for purposes of the reports and accounts furnished by the trustee. The trustee shall not be liable for any actions taken by the plan administrator under this paragraph.

                                      ARTICLE IV

                                  TRUST INVESTMENTS

          IV-1. INVESTMENT BY TRUSTEE. Except to the extent that an investment manager has been appointed, except to the extent the trustee is directed to invest in guaranteed investment contracts under subparagraph III-3(r), in mutual funds or individual securities under subparagraph III-3(s), in group annuity deposit administration or separate account contracts under subparagraph III-3(t), or in employer securities under paragraph IV-4, and except to the extent that participants direct investments among investment funds under paragraph IV-5, the trustee shall have the sole investment responsibility with respect to the assets of the trust fund, and the trustee shall have the sole and exclusive authority and discretion to manage, acquire, dispose and control such assets of the trust fund and may invest and reinvest any portion or all of such assets in stocks, bonds, notes, mortgages, mutual fund shares or other property of any kind, real or personal.

          IV-2. INVESTMENT MANAGER-DIRECTED INVESTMENT. If the plan administrator has appointed an investment manager pursuant to paragraph III-4 of the trust, such investment manager shall have sole and exclusive authority and discretion to direct the trustee as to the investment of part or all of the assets of the trust fund and, except as provided by law, the trustee shall have no obligation with respect to the investment of such plan assets.


          IV-3. INVESTMENT FUNDS. If the plan administrator has authorized the establishment of investment funds under the plan, the plan administrator shall decide which investment funds shall be offered under the plan and the employer shall establish written guidelines and objectives for each fund under the plan. Examples of investment funds include a fixed income fund, an equity fund, a fund consisting of mutual funds selected by the plan administrator or an investment manager, and a employer stock fund designed to invest primarily in employer securities, as described in paragraph IV-4. The trustee will invest contributions and account balances among the investment funds in the proportions directed by the plan administrator, but shall have no duty to verify such directions and shall not be responsible for any loss that results from following such directions. The trustee may, upon at least 30 days" advance written notice to the employer, terminate an existing investment fund or funds.

          IV-4. EMPLOYER SECURITIES. The plan administrator may direct the trustee to invest all or any part of the assets of an investment fund in employer securities, in accordance with the following provisions:

          (a) The term "employer security" means stock that is a qualifying employer security (as defined in Section 407(d)(5) of the Employee Retirement Income Security Act of 1974 ("ERISA")) issued by an employer of employees covered by the plan, or by an affiliate of such employer.

          (b) The plan administrator may direct the trustee to invest any portion of the assets of the trust fund (other than assets under the control of an investment manager appointed under paragraph III-4) in employer securities, may direct the trustee to sell any such securities held as an asset of the trust fund and may direct the trustee to accept a contribution from an employer in the form of employer securities; provided that, all such purchases and sales shall be for adequate consideration (as defined in Section 3(18) of ERISA) and shall meet the requirements exempting such transactions from the prohibited transaction provisions of ERISA and the Internal Revenue Code. Adequate consideration means: in the case of a security for which there is a generally recognized market, either (i) the price of the security prevailing on a national securities exchange that is registered under Section 6 of the Securities
               Exchange Act of 1934, or (ii) if the security is not traded on such a national securities exchange, a price not less favorable to the plan than the offering price for the security as established by the current bid and asked prices quoted by persons independent of the issuer and of any party in interest (as defined in Section 3(14) of ERISA); and in the case of an employer security (including an employer security acquired directly from the issuer) other than a security for which there is a generally recognized market, the fair market value of such security as determined in good faith by the plan administrator pursuant to the terms of the plan and in accordance with applicable law. The trustee will not undertake to value or be responsible for the valuation of employer securities not traded on a national securities exchange.
               The trustee shall not be required to hire an independent valuation firm to value employer securities not traded on a national securities exchange. The trustee may rely on any valuation figure supplied by the plan administrator or the opinion of an independent valuation firm hired by the plan administrator, but shall have no duty to verify such opinion or valuation figure and shall not be responsible for any loss that results from reliance upon such opinion or valuation figure. The trustee may, in its sole discretion, direct the plan administrator to obtain an opinion of an independent valuation firm or may require that an additional valuation be obtained.

          (c) If securities issued by an employer are acquired from or sold to a party in interest, no commission shall be charged to the trust fund with respect to such acquisition or sale.

          (d) Directions to be given or furnished by the plan administrator to the trustee in accordance with the provisions of this paragraph shall be in writing or such other form of communication as is mutually acceptable to the plan administrator and the trustee. Absent any direction by the plan administrator, the trustee shall have no obligation or responsibility to acquire or sell any employer securities pursuant to the provisions of this paragraph and may invest any assets of the trust fund without regard to this paragraph.

          (e) The trustee shall not exercise any voting rights with respect to the securities of an employer unless directed by the plan administrator and shall not be liable for the voting of such securities, the failure to vote such securities if not directed by the plan administrator or the direct or indirect results of such voting or failure to vote. The plan administrator shall direct the trustee with respect to the exercise of stock subscription rights, conversion rights, warrants, options, tender offers, buy-sell arrangements and other rights or duties with respect to employer securities held by the trust fund. The plan administrator also shall direct the trustee with respect to the disposition of any dividend income related to the employer securities held under the trust fund.

          (f) The plan administrator shall determine whether the employer securities purchased by the trust fund must be registered or must comply with any provision of the Securities Act of 1933 (the "Act") or any other state or federal law governing or pertaining to securities. If the plan administrator determines that such registration or other action is necessary, the plan administrator shall complete and file a Registration Statement under the Act or such other documentation as is required by applicable state or federal law.


          IV-5. TRUSTEE"S INVESTMENT OF AMOUNTS SUBJECT TO PARTICIPANT INVESTMENT DIRECTION. If the plan administrator has specified that participants may individually direct the investment of their accounts, the trustee shall, upon written direction from a participant given in accordance with the terms of the plan, invest and reinvest amounts credited to such participant"s account as directed by the participant subject to the following:

          (a) The trustee, except as otherwise provided below, shall make purchases, pledges or sales of any property for a participant"s accounts only as the participant directs in writing and the trustee shall be under no obligation to inquire as to the propriety of or the amount of any investment direction of a participant.

          (b) The trustee shall have the power to invest any portion of the assets in a participant"s investment account that is held in cash or cash equivalents in short term, fixed income investments pending receipt of instructions from the participant regarding the investment of his accounts.

          (c) Each participant shall indemnify and hold the trustee and the employer harmless for any losses suffered as a result of investments and reinvestments made by the trustee in good faith reliance upon any investment direction given by such participant in accordance with this paragraph IV-5 and the terms of the plan.

          (d) The trustee shall have the power, right and duty to determine and report to the plan administrator, at such times as the plan administrator and the trustee shall agree upon, the fair market value (as determined in the sole discretion of the trustee) of the assets held for the benefit of each participant in accordance with this paragraph IV-5. The trustee shall have the right to rely on valuations prepared by third parties as to assets held by any such third party.

          (e) The trustee shall have the power, right and duty to provide to the plan administrator on each accounting date or as soon thereafter as practicable a statement showing the assets held for the benefit of each participant in accordance with this paragraph IV-5 and any expenses attributable to the acquisition and maintenance of such assets and expenses attributable to any assets disposed of since the last preceding accounting date.

          (f) On the written direction of a participant, given in accordance with the plan, the trustee shall liquidate for their fair market value (as determined by the trustee after consulting with the participant) all of the assets held for the benefit of the participant in accordance with this paragraph IV-5 and credit to such participant"s accounts under the plan the amount realized on such liquidation.

          (g) Notwithstanding paragraph III-5, all expenses incurred in connection with the sale, investment and reinvestment of assets in accordance with this paragraph IV-5 (such as custodial, maintenance, investment manager, brokerage, postage, express and insurance charges and transfer taxes) shall be charged to the appropriate accounts of a participant.

          (h) If required by law, the trustee reserves the right to disapprove any investment direction filed with the trustee.

          (i) Except to the extent otherwise required by law, the trustee is not liable or responsible for any loss resulting to accounts by reason of any investment or reinvestment made by the trustee at the direction of a participant, and, therefore, the trustee is relieved of any duty to review from time to time such property included in a participant"s investment accounts.


                                      ARTICLE V

                                  GENERAL PROVISIONS


          V-1. ACTION BY EMPLOYERS. Any action required or permitted to be taken by an employer under the trust shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

          V-2. WARRANTY. The employer warrants that all directions or authorizations by it or the plan administrator, whether for the payment of money or otherwise, will comply with the plan and this trust.

          V-3. DISAGREEMENT AS TO ACTS. If there is a disagreement between the trustee and anyone as to any act or transaction reported in any accounting, the trustee shall have the right to a settlement of its account by any proper court.

          V-4. COURTS. Except as otherwise provided by law, in case of any court proceedings involving an employer, the plan administrator, the trustee or the trust fund, only the employer or the plan administrator, as the case may be, and the trustee shall be necessary parties to the proceedings, and no other person shall be entitled to notice of process. A final judgment entered in any such proceedings shall be conclusive.

          V-5. EVIDENCE. Evidence required of anyone under this agreement may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

          V-6. THIRD PARTIES. Except as otherwise provided by law, the trustee"s exercise or non-exercise of its powers and discretions in good faith shall be conclusive on all persons. No one shall be obliged to see to the application of any money paid or property delivered to the trustee, except to the extent such person is acting as an investment manager as respects such money or property. The certificate of the trustee that it is acting according to this agreement will fully protect all persons dealing with the trustee. An insurance company or investment manager may assume that this agreement and the plan have not been amended or changed unless notice of such amendment or change is received by the investment manager or by the insurance company at its home office.

          V-7. NO REVERSION IN EMPLOYER. The employers shall have no right, title or interest in the trust fund, nor shall any part of the trust fund revert or be repaid to an employer, directly or indirectly, unless:

          (a) a contribution is made by such employer by mistake of fact and such contribution is returned to the employer within one year after payment to the trustee; or

          (b) a contribution conditioned on the deductibility thereof is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the employer within one year after the disallowance of the deduction; or

          (c) the Internal Revenue Service initially determines that the plan, as applied to the employer, does not meet the requirements of Section 401(a) of the Internal Revenue Code, in which event, any trust assets attributable to contributions made by such employer shall be returned to it within one year of the date of the denial of qualification of the plan.

The amount of any contribution that may be returned to the employer pursuant to subparagraph (a) or (b) above must be reduced by any portion thereof previously distributed from the trust fund and by any losses of the trust fund allocable thereto, and in no event may the return of such contribution cause any participant"s account balances to be less than the amount of such balances had the contribution not been made under the plan.

          V-8. INTERESTS NOT TRANSFERABLE. The interests of persons entitled to benefits under the plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Internal Revenue Code or any state"s income tax act or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code, may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered. Notwithstanding the foregoing, to the extent that a participant has loans outstanding from the plan at the time distribution of his accounts is to commence, the amount of principal and interest then outstanding shall reduce the distribution of the account balances as set forth in the plan.

          V-9. INDEMNIFICATION. To the extent permitted by law, no present or former plan administrator member, nor any person who is or was a director, officer, or employee of the employer shall be personally liable for any act done or omitted to be done in good faith in the administration of the plan or this trust. Any employee of an employer to whom the plan administrator or an employer has delegated any portion of its responsibilities under the plan, any person who is or was a director or officer of an employer, members and former members of the plan administrator, and each of them, shall, to the extent permitted by law, be indemnified and saved harmless by the employers (to the extent not indemnified or saved harmless under any liability insurance or other indemnification arrangement with respect to the plan or this trust) from and against any and all liability or claim of liability to which they may be subjected by reason of any act done or omitted to be done in good faith in connection with the administration of the plan or this trust or the investment of the trust fund, including all expenses reasonably incurred in their defense if the employers fail to provide such defense after having been requested to do so in writing. The trustee shall be indemnified and saved harmless by the employers with respect to any liability or claim of liability to which the trustee shall be subjected by reason of its compliance with any directions given in accordance with the provisions of the plan or this trust by an investment manager, the plan administrator or employers, or any person duly authorized by the plan administrator or the employers, or by reason of its failure to take any action with respect to any assets of the trust fund that are subject to investment direction from an investment manager or the plan administrator in the absence of direction from the investment manager or the plan administrator, including all expenses reasonably incurred in its defense if the employers fail to provide such defense after having been requested to do so in writing.

          V-10. LITIGATION BY PARTICIPANTS. If a legal action begun against the trustee, an employer or the plan administrator by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a participant"s or other person"s benefits, the cost to the trustee, the employers or the plan administrator of defending the action will be charged to the extent permitted by law to the sums, if any, which were involved in the action or were payable to the person concerned.

          V-11. LIABILITIES MUTUALLY EXCLUSIVE. To the extent permitted by law, the trustee, an investment manager, the employers and each plan administrator member shall be responsible only for its own acts or omissions and neither the plan administrator nor the trustee shall be required to collect any contribution from an employer or any other person or to verify that it is in the proper amount. No insurance company shall be a party to this agreement for any purpose or be responsible for the validity of this agreement, it being intended that an insurance company shall be liable only for the obligations set forth in the contracts issued by it.


          V-12. WAIVER OF NOTICE. Any notice required under this agreement may be waived by the person entitled to such notice.


          V-13. CONTROLLING LAW. Except to the extent superseded by laws of the United States, the laws of Illinois shall be controlling in all matters relating to this agreement.


          V-14. GENDER AND NUMBER. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.


          V-15. SUCCESSORS. This agreement shall be binding on all persons entitled to benefits under the plan and their respective heirs and legal representatives, on the employers and its successors and assigns, on the trustee and its successors and on the plan administrator members and their successors. The term "employer" as used in the plan and this agreement includes any entity that continues the plan and this trust in effect, as provided in the plan.


          V-16. SEVERABILITY. If any provision of this agreement is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining provisions of this agreement, and it shall be construed and enforced as if such illegal or invalid provision had never been inserted therein.


          V-17. STATUTORY REFERENCES. Any references in this agreement to a Section of the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974 shall include any comparable section or sections of any future legislation that amends, supplements or supersedes said Section.

                                      ARTICLE VI

                                  CHANGES IN TRUSTEE


          VI-1. RESIGNATION OR REMOVAL OF TRUSTEE. The trustee may resign at any time by giving sixty days" advance written notice to the company. The company may remove a trustee by giving sixty days" advance written notice to the trustee. The company shall promptly appoint a successor trustee, and if no successor trustee has been appointed by the effective date of the trustee"s resignation, the trustee may petition a court of competent jurisdiction to appoint a successor trustee at the expense of the trust fund.


          VI-2. APPOINTMENT OF SUCCESSOR TRUSTEE. The company shall fill any vacancy in the office of trustee as soon as practicable and shall give prompt written notice thereof to the person or corporation appointed to fill the vacancy, the other employers, if any, and to the plan administrator.


          VI-3. DUTIES OF RESIGNING OR REMOVED TRUSTEE AND OF SUCCESSOR TRUSTEE. A trustee that resigns or is removed shall furnish promptly to the employers and the successor trustee an account of its administration of the trust from the date of its last account. Each successor trustee shall succeed to the title to the trust fund vested in its predecessor without the signing or filing of any instrument, but each predecessor trustee shall execute all documents and do all acts necessary to vest such title of record in the successor trustee. Each successor trustee shall have all the powers conferred by this agreement as if originally named trustee. No successor trustee shall be personally liable for any act or failure to act of a predecessor trustee. With the approval of the company, a successor trustee may accept the account furnished and the property delivered by a predecessor trustee without incurring any liability for so doing.


                                     ARTICLE VII

                              AMENDMENT AND TERMINATION


          VII-1. AMENDMENT BY COMPANY. This trust may not be amended by the company, except with the advance written consent of the trustee. Except as provided in paragraph V-7, under no condition shall an amendment result in the return or repayment to an employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan.

          VII-2. TERMINATION. If the plan is terminated as to an employer, this trust, including all rights, titles, powers, duties, discretions and immunities imposed on or reserved to the trustee, the employer and the plan administrator nevertheless shall continue in effect until all assets have been distributed by the trustee as directed by the plan administrator under the plan.

                                    ARTICLE VIII

                    INCORPORATION OF COLLECTIVE INVESTMENT TRUSTS


          Notwithstanding any other provisions of this agreement, the trustee or any investment manager may cause any part or all of the trust assets for which it has investment responsibility to be invested in any common, collective or commingled trust fund or pooled investment fund qualified under Section 401(a) and entitled to tax exemption under Section 501(a) of the Internal Revenue Code of 1986. To the extent trust assets are invested in any such common, collective or commingled trust fund or pooled investment fund, the provisions of the documents under which such fund is maintained, as amended from time to time, shall govern any investment therein, and such provisions are hereby incorporated herein and made a part of this agreement.


          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed by their duly authorized officer this 2nd day of June, 1998.

                              McWHORTER TECHNOLOGIES, INC.



                              By:  /s/ Mia F. Igyarto
                                 -------------------------------------
                                 Title: VP, Human Resources & Quality


                              BANK OF AMERICA NT & SA



                              By:  /s/ Elizabeth Carey
                                 --------------------------------------
                                Title: Vice President